UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Grubb & Ellis Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The following letter was mailed to Grubb & Ellis Company Stockholders on November 24, 2008.
November 24, 2008
Dear Grubb & Ellis Stockholder:
          Grubb & Ellis’ December 3, 2008 Annual Meeting of Stockholders is rapidly approaching. Your vote is important. Protect the value of your investment and the future of Grubb & Ellis. Vote your proxy today by Internet or Telephone or sign, date and mail the WHITE proxy card FOR your Board’s independent and experienced directors – Harold H. Greene, Devin I. Murphy and D. Fleet Wallace.
          We urge you to reject Anthony Thompson and his self-serving proxy campaign and to discard any proxy materials and not sign any green proxy cards you may receive from him.
TWO LEADING PROXY ADVISORY FIRMS RECOMMEND STOCKHOLDERS
VOTE FOR ALL THREE GRUBB & ELLIS DIRECTORS
          Glass Lewis & Co. and Egan-Jones, two of the country’s leading independent proxy advisory firms, have recommended that Grubb & Ellis stockholders vote FOR the re-election of all three of the Board’s incumbent directors. They both rejected Mr. Thompson and his opposition slate.
          These recommendations reaffirm our strong belief that we have the right Board and management team in place and that we are executing a sound strategic plan and taking aggressive actions to increase productivity, reduce costs and position the company for profitable and sustainable growth and success.
In reaching its conclusion, Glass Lewis noted in its report to its institutional investor clients that own Grubb & Ellis shares the following1:
•	“... we believe that the [Grubb & Ellis] board and executive team are executing plans to address the concerns noted by the Dissident [Mr. Thompson].”

•	“... the Dissident [Mr. Thompson] has failed to convince us that the current board and executive team are mis-managing the Company.”

•	“... the Dissident’s [Mr. Thompson] strategic plan merely outlines broad general ideas and lacks any detail of how it would specifically effect the Company’s growth.”
DO NOT BE MISLED BY THOMPSON’S MISSTATEMENTS AND HALF-TRUTHS
As you consider your vote for the upcoming Annual Meeting, we ask you to remember the following:
•	As the CEO of a direct competitor of Grubb & Ellis, Mr. Thompson should not serve as a director on your Board. It is simply NOT good corporate governance and it is bad for stockholders.

[1]	Permission to use quotations was neither sought nor obtained.
Grubb & Ellis Company
1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705 877.888.7348 714.667.6860 fax

•	The interests of your Board and management are closely aligned with those of all stockholders – in fact, collectively, they own in the aggregate more than 25% of the Company’s outstanding shares.

•	Your Board and management have taken prudent steps to strengthen the Company’s capital position in the challenging credit and real estate markets.

•	Your Board is currently undertaking a comprehensive search for a permanent CEO to lead the Company forward and to continue to execute on the Company’s strategic initiatives to the benefit of all stockholders.
PROTECT YOUR INVESTMENT IN GRUBB & ELLIS
JOIN WITH THE PROXY ADVISORY FIRMS WHO RECOMMEND
THE RE-ELECTION OF YOUR INDEPENDENT, EXPERIENCED DIRECTORS
VOTE YOUR WHITE PROXY CARD TODAY!
          Your vote is extremely important – no matter how many or how few shares you own. Please take a few moments and follow the simple instructions to vote your proxy by Internet or Telephone.
          Stockholders may also sign, date and return the enclosed duplicate WHITE proxy card today in the postage-paid envelope provided. If you have any questions or need any assistance voting your shares, please contact MacKenzie Partners, Inc., Toll-Free at (800) 322-2885.
          We appreciate your support and continuing interest in Grubb & Ellis.

Sincerely, Your Board of Directors

Glenn L. Carpenter	Harold H. Greene	Gary H. Hunt
Chairman of the Board		Interim Chief Executive Officer

C. Michael Kojaian	Robert J. McLaughlin	Devin I. Murphy

D. Fleet Wallace	Rodger D. Young

Forward-Looking Statements
Certain statements included in this letter may constitute forward-looking statements regarding, among other things, future revenue growth, market trends, new business opportunities and investment programs, synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors, certain combined financial information regarding Grubb & Ellis Company and NNN Realty Advisors, new hires, results of operations, changes in expense levels and profitability and effects on the Company of changes in the real estate markets. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by these statements. Such factors which could adversely affect the Company’s ability to obtain these results include, among other things: (i) the slowdown in the volume and the decline in transaction values of sales and leasing transactions; (ii) the general economic downturn and recessionary pressures on businesses in general; (iii) a prolonged and pronounced recession in real estate markets and values; (iv) the unavailability of credit to finance real estate transactions in general and the Company’s tenant-in-common programs, in particular; (v) the reduction in borrowing capacity under the Company’s current credit facility, and the additional limitations with respect thereto; (vi) the Company’s continuing ability to make interest and principal payments with respect to its credit facility; (vii) an increase in expenses related to new initiatives, investments in people, technology and service improvements; (viii) the success of current and new investment programs; (ix) the success of new initiatives and investments; (x) the inability to attain expected levels of revenue, performance, brand equity and expense synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors in general, and in the current macroeconomic and credit environment, in particular and (xi) other factors described in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2007 and in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 filed with the Securities and Exchange Commission (the “SEC”). We do not undertake any obligation to update forward-looking statements.
Important Information
On November 10, 2008, Grubb & Ellis Company filed a definitive proxy statement with the SEC in connection with the Company’s 2008 Annual Meeting. Grubb & Ellis Company’s stockholders are strongly advised to read the definitive proxy statement carefully before making any voting decision because the definitive proxy statement contains important information. The Company’s definitive proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s web site at www.sec.gov or from Grubb & Ellis Company at www.grubb-ellis.com. The Company’s definitive proxy statement and other materials will also be available without charge by written request addressed to Investor Relations, Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705. Grubb & Ellis Company, its directors and director nominees may be deemed to be participants in the solicitation of the Company’s security holders in connection with its 2008 Annual Meeting. Security holders may obtain information regarding the names, applications and interests of such individuals in the Company’s definitive proxy statement, its November 18, 2008 letter to stockholders and its November 20, 2008 investor presentation filed with the SEC as definitive additional soliciting materials.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885